                                                                   EXHIBIT 5
============================================================================
LUTHERAN BROTHERHOOD
VARIABLE INSURANCE PRODUCTS COMPANY
625 Fourth Avenue South                                               PART I
Minneapolis, Minnesota  55415           APPLICATION FOR INSURANCE OR ANNUITY
============================================================================
                COMPLETE THIS SECTION FOR ALL APPLICATIONS
============================================================================

1. Print full name of Proposed Insured
----------------------------------------------------------------------------
       LAST              FIRST             MIDDLE         SOC SEC NO.

----------------------------------------------------------------------------
    STREET ADDRESS (ENTER OTHER BILLING INSTRUCTIONS IN NO. 20)

----------------------------------------------------------------------------
       CITY                                   STATE           ZIP

----------------------------------------------------------------------------
   a. BIRTHDATE     b .AGE     c. SEX    d. BIRTH STATE    e. MARITAL STATUS
    MO   DA   YR
2.

============================================================================
                       QUESTIONS 3-7  AGES 18 & OVER
============================================================================
3. EMPLOYER

----------------------------------------------------------------------------
4. BUSINESS ADDRESS

----------------------------------------------------------------------------
5. OCCUPATIONAL DUTIES

----------------------------------------------------------------------------
6. GROSS INCOME                          7. HOW LONG AT THIS OCCUPATION?
   $                                           YEARS               MONTHS

============================================================================

8. IS EACH PERSON TO BE INSURED (OR ANNUITANT) AN ADULT OR JUVENILE CONTRACT MEMBER OF LUTHERAN BROTHERHOOD?
                                            / /  YES       / /  NO

            (IF NO, COMPLETE MEMBERSHIP APPLICATION IF APPLICABLE)

============================================================================
9. Insurance in force on persons proposed for life coverage
   Answer all items.  If none, state "None"
============================================================================
     NAME OF PERSON        COMPANY       LIFE AMOUNT        ACC. DEATH AMT.
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

10. Do you intend replacement or change of or borrowing on any existing life, annuity or health insurance because of this application for insurance?
                       / /  Yes         / /  No

             If "Yes" give details in number 20 and complete
                   Disclosure Statement if applicable

============================================================================
  11. COMPLETE THIS SECTION FOR FAMILY MEMBER(S) INCLUDED ON LIFE COVERAGE
============================================================================
      FULL NAME           SEX   BIRTHDATE  AGE  HEIGHT  WEIGHT  RELATIONSHIP
                               MO  DA  YR
----------------------------------------------------------------------------
SPOUSE
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

Unless otherwise requested in number 20, life insurance proceeds for covered family members will be paid to the Insured, if living; otherwise to the covered family member's estate.

Child Rider  --  Reduced Death Benefits:
                    Birth through 14 days -   $0
                    15 days to Age 6 months - 50% of the Child Rider amount
                    Age 6 months and up -     amount of the Child Rider.

============================================================================
                  12. COMPLETE FOR LIFE AGE 16 AND OVER
============================================================================
     Give details for "Yes" answers under number 20.           Yes      No
       Has any person to be insured:

          a. Applied elsewhere, either currently
             or within the past 6 months, for Life
             or Health Insurance?                              / /     / /

          b. Flown in the past 3 years, or have any
           intent to fly as a pilot, co-pilot,
           student pilot, or crew member?                      / /     / /
           (If "Yes", complete an Aviation Supplement).

          c. In the past 3 years been refused a drivers
             license, had a license suspended or had a
             moving violation or accident?                     / /     / /
             If "Yes", Drivers license No.
                                          -----------------

          d. Participated in skydiving, skin or scuba
             diving, hang gliding, or vehicle racing or
             does any person intend to?                        / /     / /

============================================================================
13. Complete for Persons  Smoke     Formerly Smoke  If Yes,  Use other form
       20 and Over      Cigarettes?   Cigarettes?    Date      of tobacco?
                                                 Discontinued
============================================================================
       First Name        Yes   No      Yes   No               Yes No Details
----------------------------------------------------------------------------

----------------------------------------------------------------------------

============================================================================

14. In the past 10 years, has any person to be insured had or been told they had Acquired Immune Deficiency Syndrome ("AIDS"), AIDS Related Complex ("ARC") or any other immunosuppressive condition or had a positive test for antibodies to the AIDS Virus?
                                               / /  Yes        / /  No

                    If "Yes" give details in number 20.

============================================================================
                    15. COMPLETE FOR ALL APPLICATIONS
============================================================================
a. Plan                   b. Amount $                   c. / /  Nonsmoker
       -------------                 -------------

d. Death Benefit Option         / /  A           / /  B

e. Planned Annual Premium  $
                            ------------------------------------------------

f. Additional Benefits

     /X/  Waiver of Monthly Deduction

     / /  Accidental Death

     / / Guaranteed Increase Option  $
                                      --------------------------------------
     /X/ COLA

     ---------------------------------------------------

     ---------------------------------------------------

g.   / /  Spouse Rider  $
                         -------------------------------
     / /  Child Rider   $
                         -------------------------------
h.   / /  Other

     ---------------------------------------------------

     ---------------------------------------------------

     ---------------------------------------------------


16. Premium Allocation

     a. Growth Subaccount                        %
                                     ------------
     b. Income Subaccount                        %
                                     ------------
     c. Money Market Subaccount                  %
                                     ------------
     d.                                          %
        -----------------------      ------------
               Allocations must total        100 %

============================================================================
17. SUITABILITY
============================================================================
     a. Has the Proposed Insured and has the Applicant Owner, if other than the Proposed Insured, received a current prospectus for the contract applied for?
                            / /  Yes           / /  No


     b. Do you understand that under the contract applied for the amount of the Accumulated Value may increase or decrease daily based on the investment experience of the Separate Account and that the amount or duration of the Death Benefit may vary with the Accumulated Value?

                            / /  Yes           / /  No


     c. With this in mind, is the contract in accord with your investment objectives and your anticipated insurance and financial needs?

                            / /  Yes           / /  No




-------------------------------------------------      ----------------
Applicant/Owner Signature                              Date


-------------------------------------------------      ----------------
Registered Principal Signature                         Date
   (Home Office use only)

============================================================================
18. BENEFICIARY
============================================================================
BASIC INSURED ONLY

For other covered family members, see number 11. (Unless otherwise directed, proceeds will be paid equally to those living at the death of insured.)

Primary                                             Relationship


First Contingent


Second Contingent



I include as part of my beneficiary:    CHECK ONLY ONE CLASS DESIGNATION

  / /  1st Contingent -- My children born by my spouse named above or legally adopted by us

  / /  2nd Contingent -- My children born by my spouse named above or legally adopted by us.

  / /  1st Contingent -- My brothers and sisters born by my parents named above or legally adopted by them.

  / / 2nd Contingent -- My brothers and sisters born by my parents named above or legally adopted by them.

  / / Add Interest Income Settlement Option

  / / Add         Day Survival Provision
         ---------
                         / / Primary    / / Entire Beneficiary

============================================================================
19. ENDORSEMENTS
============================================================================
(Home Office use only. Acceptance of the contract shall ratify changes entered here.)






============================================================================
20. DETAILS & INSTRUCTIONS
============================================================================








/ /  Third Party Owner (Complete Third Party App.)

============================================================================
LUTHERAN BROTHERHOOD
VARIABLE INSURANCE PRODUCTS COMPANY
625 Fourth Avenue South                                     THIRD PARTY
Minneapolis, Minnesota  55415                          OWNERSHIP APPLICATION
============================================================================
           21. COMPLETE FOR THIRD PARTY OWNERSHIP - LIFE OR ANNUITY
============================================================================

OWNER: Except as stated in Ownership -- Juvenile Insurance of Part I, the Proposed Insured or Annuitant will be the Owner of any contract issued on this application, unless another owner is listed below. The Owner has every right and privilege otherwise given the Insured or Annuitant under any such contract except the right to purchase additional insurance under any Guaranteed Insurability Benefit included in any contract. The Insured will retain this right. Contract transactions between Lutheran Brotherhood Variable Insurance Products Company and the Owner do not require the Insured's or Annuitant's notice or consent.

APPLICANT/OWNER NAME(S)
(If corporation give state and date of incorporation)

                                            Social Security or
Name                                        Tax ID Number
    -------------------------------------                 ------------------

Address                                     Birthdate            Sex
        ---------------------------------            -----------     ------

                                            Social Security or
Name                                        Tax ID Number
    -------------------------------------                 ------------------

Address                                     Birthdate            Sex
        ---------------------------------            -----------     ------

If more than one Applicant/Owner * indicate type of ownership

    / / Joint tenancy with right of survivorship, or  / / Tenancy in common


ENTER PREMIUM BILLING INSTRUCTIONS UNDER DETAILS AND INSTRUCTIONS PART I

In states where applicable, the Applicant/Owner herein represents that he or she is (check only one)

     / / a. Eligible for membership in Lutheran Brotherhood, the same as if application were being made for insurance or annuity in Lutheran Brotherhood on the Applicant/Owner; or

     / / b. A trustee or custodian, its successors or assigns purchasing the contract for a qualified retirement plan; or

     / / c. An employer purchasing the contract pursuant to a deferred compensation or split dollar plan; or

     / / d. An employer or individual purchasing the contract pursuant to a keyperson or business continuation agreement; or

     / / e. The trustee of a trust or custodial account, its successors or assigns, established for the benefit of the Insured/Annuitant and or the Insured/Annuitant's family; or

     / / f. An Internal Revenue Code Section 501(c)(3) organization purchasing the contract in order to complete a charitable gift by the Insured/Annuitant to the Applicant/Owner.

                                           Applicant/Owner Signature(s)
                                     (if corporation, give title of officer)
------------------------------------
Proposed Insured/Annuitant Signature  (1)
                                         -----------------------------------

------------------------------------
Date                                  (2)
                                         -----------------------------------
------------------------------------
Dated at
                                      (3)
------------------------------------     -----------------------------------
Reg. Rep Signature             No.



                * If more than one Applicant/Owner, all must act
                     in concert to exercise ownership rights.

============================================================================
                  COMPLETE FOR LIFE INSURANCE AGES  0 - 17
============================================================================
22. Present Height                     Weight
                  -------------------        --------------------

23. Birth Weight (if under age 1)
                                 --------------------------------

24. Name/Address -- child's personal physician

    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

25. Date/Reason last consulted

    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

26. Treatment given or medication prescribed.

    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

                                                            Yes         No
27. Does child have, or in the past five years had,
    any physical, mental or nervous disorder or
    abnormality or attended a special school?               / /        / /

28. In the past five years has child had (or had
    medical advice to have) any examination, X-ray,
    EKG, heart study, blood test or other diagnostic
    test or ever had an operation?                          / /        / /

29. In the past five years, has child had any
    medical care, consulted a physician or been
    hospitalized for any illness, disease or injury
    or for any reason not already noted?                   / /        / /

30. Is child taking treatment or medicine?                 / /        / /
----------------------------------------------------------------------------
                             DETAILS OF "YES" ANSWERS
----------------------------------------------------------------------------
Question No.






============================================================================
Parent Signature (Only if parent not applicant)

                                                     Date
-------------------------------------------------        -------------------
============================================================================
                          OWNERSHIP -- JUVENILE INSURANCE
============================================================================
31. If Proposed Insured is a minor, Applicant will be owner to Proposed Insured's age 18. If the applicant dies before the Proposed Insured's age 18, the owner will be the surviving beneficiary, or if none survive, a surviving parent or legally appointed guardian of the Proposed Insured Ownership will pass to the Proposed Insured at age 18 unless amended by the applicant owner.

============================================================================
                           COMPLETE FOR ALL APPLICATIONS
============================================================================
32. Premiums will be paid    / / A     / / SA     / / Q     / / New PAC

                                 / / Existing PAC #
                                                   -------------------------

33. Payment with the application $                         / /  None
                                  ----------------------

34. IT IS UNDERSTOOD THAT UNDER THE CONTRACT APPLIED FOR THE AMOUNT OF THE ACCUMULATED VALUE MAY INCREASE OR DECREASE DAILY BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT AND THAT THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY VARY WITH THE ACCUMULATED VALUE.

35. I have read the statements and answers recorded on this Part I of my application. They are given to obtain this insurance and are, to the best of my knowledge and belief, true and complete and correctly recorded. I agree that they will become part of this application and any contract issued. I also agree that

        a. Except as provided in the Conditional Life Insurance Agreement, issued if the full first premium is paid in advance, no insurance will take effect unless and until:

               1. A contract of insurance is issued and delivered;

               2. The full first premium is paid; and

               3. The health of all Proposed Insureds remains as stated in
                  Part I and Part II of the application.

        b. No Registered Representative has the authority to waive any question contained in the application or to modify the application in any way.

        c. Changes in amount, plan, benefits, classification, or issue age applied for must be agreed to in writing by me.

-----------------                -------------------------------------------
Date                             Proposed Insured/Annuitant Signature
                                 (Age 18 or over) or Applicant Signature if Proposed Insured below age 18

----------------------           -------------------------------------------
Dated at                         Spouse Signature (if coverage applied for)

------------------------------   -------------------------------------------
Reg. Rep. Signature      No.     Third Party Applicant/Owner Signature

============================================================================
LUTHERAN BROTHERHOOD
VARIABLE INSURANCE PRODUCTS COMPANY
625 4th Ave. South
Minneapolis, Minnesota  55415                       APPLICATION  --  PART II
============================================================================
1. Proposed Insured
      LAST                   FIRST               MIDDLE

----------------------------------------------------------------------------

2. Height         ft.         in.             Weight             lbs.
         ---------   ---------                      -------------

3. List below  (a.) name & address of personal physician,
               (b.) date & reason last consulted, and
               (c.) results.

      Proposed Insured
        a.
          ------------------------------------------------------------------
        b.
          ------------------------------------------------------------------
        c.
          ------------------------------------------------------------------

      Spouse (If coverage applied for)
        a.
          ------------------------------------------------------------------
        b.
          ------------------------------------------------------------------
        c.
          ------------------------------------------------------------------

============================================================================
             COMPLETE THIS SECTION FOR ALL PERSONS TO BE INSURED.

                                                              DETAILS
                                                                 OF
                                                           "YES" ANSWERS
============================================================================
                                            YES   NO        QUES.  PERSON
                                                             NO.
4. IN THE PAST 10 YEARS HAS ANY PERSON
   TO BE INSURED BEEN TREATED FOR OR
   HAD ANY INDICATION OF:

   a. Disorder of eyes, ears, nose,
      throat or skin?                       / /  / /

   b. Dizziness, fainting, convulsions,
      epilepsy, paralysis, stroke, mental
      or any nervous disorder?              / /  / /

   c. Shortness of breath, blood spitting,
      allergies, asthma, emphysema, or
      other respiratory disorder?           / /  / /

   d. Chest pain, high blood pressure,
      heart attack, heart murmur, or
      heart disorder?                       / /  / /

   e. Anemia, varicose veins, disorder
      of blood or blood vessels, or
      immune disorder?                      / /  / /

   f. Intestinal bleeding, ulcer,
      colitis, hernia, hemorrhoids,
      chronic diarrhea, or other
      disorder of stomach, pancreas,
      intestines, liver or gallbladder?     / /  / /

   g. Diabetes, thyroid, or other
      glandular disorder?                   / /  / /

   h. Sugar, albumin, blood in urine;
      stone or other disorder of the
      kidneys, bladder, or prostate?        / /  / /

   i. Disorder of reproductive
      organs, (male or female), breasts,
      menstruation, pregnancy (including
      complications of pregnancy and
      caesarean section)?                   / /  / /

   j. Arthritis, gout, back disorder,
      sciatica, disorder of muscles,
      bones, nerves, joints, or
      chiropractic or therapist
      consultations?                        / /  / /

   k. Cancer, tumor, cyst, growth
      or disorder of lymph glands?          / /  / /

----------------------------------------------------
5. OTHER THAN ABOVE, WITHIN THE PAST
   5 YEARS, HAS ANY PERSON TO BE INSURED:

   a. Had a checkup, physical,
      consultation, or any other
      illness or surgery?                   / /  / /
      (state specific reason why done
       or what prompted)

   b. Been treated or evaluated at a
      hospital, clinic or other facility,
      or been advised to have any test or
      surgery not completed?                / /  / /

   c. Had an EKG, X-ray, blood
      studies or other tests?               / /  / /

   d. Received treatment or any
      medication for any reason?            / /  / /

----------------------------------------------------
6. IN THE PAST 10 YEARS, HAS ANY
   PERSON TO BE INSURED:

   a. Ever requested or received a
      pension, benefits or payment
      because of any injury, sickness,
      or disability?                        / /  / /

   b. Been treated or advised to seek
      counseling or treatment or joined
      a support organization because of
      alcohol or drug usage?                / /  / /

7. HAVE PROPOSED INSURED'S PARENTS,
   BROTHERS, OR SISTERS EVER HAD DIABETES,
   CANCER, HIGH BLOOD PRESSURE, HEART
   DISEASE OR CONGENITAL DISORDER?          / /  / /
   (Give relationship, condition,
    current age or age at death)
============================================================================

I have read the statements and answers recorded above. They are, to the best of my knowledge and belief, true and complete and correctly recorded and shall be a basis of any contract issued.



-----------  ------------------   ------------------------------------------
Date           Dated at           Proposed Insured Signature



-------------------------------   ------------------------------------------
Reg. Rep. Signature      No.      Spouse Signature (If coverage applied for)

============================================================================
        REGISTERED REPS. REPORT (AGES 16 & OVER - COMPLETE 1 THRU 15)
============================================================================
                                                   YES   NO
 1. Were all proposed insureds present
    when non-medical was completed?                / /  / /

 2. If family coverage applied for has
    any family member, who qualifies by
    age, been omitted?                             / /  / /
    If yes, give details under No. 14.

 3. How long have you known proposed insured?             How well?
                                             -------------         ---------

 4. Former address (if not at present address at least 2 years)

    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

 5. Former employer and address
    (if not with present employer at least 2 years)

    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

 6. Maiden name:
                ------------------------------------------------------------

 7. If proposed insured is now in military service

       Branch                             Rank
             ----------------------------     ------------------------------

       Duties
             ---------------------------------------------------------------

       Alerted for overseas duty?
                                 -------------------------------------------
       If yes, include details in No. 14.

 8. Proposed Insured Only.

       Alternate    / /
                         (LBVIP Products only)
       Additional   / /

   =========================================================================
    LIFE PLAN



    ADD. BENEFITS



   =========================================================================

 9. Is application the result of proposed insured's inquiry? / / Yes  / / No

10. Does any member of the household receive the BOND?       / / Yes  / / No

11. I have arranged for:

       / /  Medical by the following examiner/Para Med.

       / /  Fees have been discussed

                       Name
                           -------------------------------------------------
                 City/State
                            ------------------------------------------------

    / /  Urine Specimen     / /  X-Ray     / /  EKG     / /  Blood Chemistry


12. Split Commissions (if applicable)

    %      Reg. Rep of Record                                No.
     ------                  --------------------------------   ------------

    %      Reg. Rep of Record                                No.
     ------                  --------------------------------   ------------

    %      Reg. Rep of Record                                No.
     ------                  --------------------------------   ------------


    Signatures of all Registered Reps

    Reg. Rep
            ----------------------------------------------------------------

    Reg. Rep
            ----------------------------------------------------------------

    Reg. Rep
            ----------------------------------------------------------------

13. Phone Interview Information

    Telephone Numbers  Home (   )                   Work (   )
                                 -----------------           ---------------

    Most convenient time and place for the phone interview:(your time AM/PM)

    ------------------------------------------------------------------------

    May we talk to the Proposed Insured's spouse?
                                                 ---------------------------
    Comments or special instructions

    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

14. Details and Instructions

    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

15. SOURCE OF BUSINESS  (Complete for all cases -- Check box)

          /1/   ELNA                     /H/   SPLIT DOLLAR

          /5/   BUY-SELL                 /I/   KEY PERSON

          /7/   FSA                      /J/   PENSION

          /D/   LEAP                     /K/   DEFERRED COMP.

          /E/   FEE PLAN                 /L/   CH. GIVE-CAP. REPLACE

          /F/   PENSION MAX              /M/   CH. GIVE-GIFT LIFE INS.

          /G/   FSNAR                    /N/   TSA/IRA

============================================================================
                   COMPLETE FOR LIFE INS. AGES  0 - 15
                      ALSO COMPLETE 1, 9, 10 AND 15
============================================================================
16. If other than child's parent, what is applicant's relationship?

    ------------------------------------------------------------------------

17. Does child reside with both parents?      / /  Yes      / /  No

18. Is child being adopted?                   / /  Yes      / /  No

============================================================================


I CERTIFY THAT I PERSONALLY SOLICITED AND SECURED THIS APPLICATION; THAT I HAVE READ EACH QUESTION ON IT TO ALL PERSONS TO BE INSURED AND HAVE TRULY AND ACCURATELY RECORDED THE ANSWERS EXACTLY AS GIVEN. THE UNDERSIGNED REPRESENTATIVE STATES TO THE BEST OF HIS/HER KNOWLEDGE THIS APPLICATION IS
(NOT) FOR THE PURCHASE OF INSURANCE THAT WILL REPLACE OR CHANGE EXISTING INSURANCE OR ANNUITY.



     ---------------------       -------------------------------------------
     DATE                        REG. REP. SIGNATURE

============================================================================
LUTHERAN BROTHERHOOD
VARIABLE INSURANCE PRODUCTS COMPANY
625 Fourth Avenue South                              AUTHORIZATION TO OBTAIN
Minneapolis, Minnesota  55415                       AND DISCLOSE INFORMATION
============================================================================

A. Lutheran Brotherhood Variable Insurance Products Company (LBVIP), its reinsurers, insurance support organizations and their authorized representatives, may obtain medical and other information in order to evaluate my (our) application for insurance or to determine eligibility for benefits.

B. Any physician, practitioner, hospital, clinic, other medical or medically related facility, the Veterans Administration, the Medical Information Bureau, Inc., my employer and consumer reporting agency or insurance company who possesses information of care, treatment or advice of me or my children may furnish such information to LBVIP upon presenting this authorization or a photocopy.

C. This authorization includes information about drugs, alcoholism, or mental illness.

D. LBVIP or its reinsurers may make a brief report regarding me or my children to other companies to whom I have applied or may apply.

E. This authorization will be valid from the date signed for a period of two and one half years.

F. I have read this authorization and know that I may request to receive a copy. I have received Lutheran Brotherhood Variable Insurance Products Company's Notice regarding Consumer Reports and the Medical Information Bureau, Inc.

G. In connection with any investigative consumer report which may be
   obtained, I ( / / do   or   / / do not ) request a personal interview.



--------------        ------------------------------------------------------
Date                  Signature of Applicant/Proposed Insured



                      ------------------------------------------------------
                      Spouse Signature (If coverage applied for)



                      ------------------------------------------------------
                      Names of Minor Children to be Insured

============================================================================
                            CERTIFICATION OF AGE
============================================================================
This is to certify that
                       -----------------------------------------------------
       (Print)              First             Middle              Last


was born on
           -----------------------------------------------------------------
             Month                Day                  Year



----------------------                 -------------------------------------
Dated                                  Signature of Annuitant


Age certified by (Registered Representative review of)

        / /  Birth Certificate          / /  Baptism Record

            If neither available - two of the following:

       / /  Life Insurance Contract     / /  Passport

       / /  Driver's License            / /  Hospital Record

       / /  Confirmation Record         / /
                                             ------------------------
       / /  Marriage Record             / /
                                             ------------------------


-----------------------------------------------     ------------------------
Reg. Rep. Signature                  No.            Dated




============================================================================
LUTHERAN BROTHERHOOD
VARIABLE INSURANCE PRODUCTS COMPANY
625 Fourth Ave South                                             RECEIPT FOR
Minneapolis, Minnesota  55415                            ANNUITY APPLICATION
============================================================================
NAME OF ANNUITANT                 DATE OF RECEIPT        AMOUNT RECEIVED



============================================================================
DATED AT            SIGNATURE OF REG. REP.



============================================================================

============================================================================
LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
625 Fourth Avenue South, Minneapolis, Minnesota  55415
============================================================================
          APPLICATION FOR ASSOCIATE MEMBERSHIP IN LUTHERAN BROTHERHOOD
============================================================================
  Name(s)           Basis for Membership    Identify Organization or Service
----------------------------------------------------------------------------
                    No.
-------------------- ---------------------- --------------------------------
                    No.
-------------------- ---------------------- --------------------------------
                    No.
-------------------- ---------------------- --------------------------------
                    No.
-------------------- ---------------------- --------------------------------
                    No.
-------------------- ---------------------- --------------------------------

BASIS FOR MEMBERSHIP

   1. Current Adult or Juvenile Contract Member of Lutheran Brotherhood.

   2. Current Associate member of Lutheran Brotherhood.

   3. Current member of a Lutheran church congregation.

   4. Baptized in the Christian faith under the auspices of a Lutheran church and professes to be Lutheran. Adult applicant declares that proposed members below age 18 are Lutheran.

   5. Baptized in the Christian faith, confirmed Lutheran and professes to be Lutheran. Adult applicant declares that proposed members below age 18 are Lutheran.

   6. Baptized in the Christian faith, prior member of a Lutheran church congregation and professes to be Lutheran. Adult applicant declares that proposed members below age 18 are Lutheran.

   7. Affiliated with a Lutheran church organization and professes to be Lutheran. Adult applicant declares that proposed members below age 18 are Lutheran.

   8. Is a juvenile under six (6) months of age who will be baptized in the Christian faith under the auspices of a Lutheran church.

It is understood and agreed that if the concurrent application for insurance, annuity or other service for a proposed member is declined or if the contract issued as a result of such application is not accepted, then this application for membership shall be deemed to be amended to exclude such proposed member.

I hereby recommend the above person(s) for associate membership.

--------------------              ------------------------------------------
Date                              Applicant/Annuitant Signature

------------------------------    ------------------------------------------
Reg. Rep. Signature      No.      Spouse Signature (If coverage applied for)

============================================================================
LUTHERAN BROTHERHOOD
VARIABLE INSURANCE PRODUCTS COMPANY
625 Fourth Avenue South                   APPLICATION FOR LIMITED MEMBERSHIP
Minneapolis, Minnesota  55415               SUPPLEMENT TO APPLICATION PART I
============================================================================
         APPLICATION FOR LIMITED MEMBERSHIP IN LUTHERAN BROTHERHOOD
============================================================================

1. I am sponsoring the following person(s) for limited membership. I am sponsoring these person(s) based on my membership in Lutheran Brotherhood as described in number 2 below.


Last Name       First Name       Middle Name       Relationship to Applicant

                                                   Spouse
------------  -----------------  ----------------
                                                   Dependent Child
------------  -----------------  ----------------
                                                   Dependent Child
------------  -----------------  ----------------
                                                   Dependent Child
------------  -----------------  ----------------
                                                   Dependent Child
------------  -----------------  ----------------

2. My membership basis in Lutheran Brotherhood is:

   a./ / I am an Adult Benefit Contract Member under Contract number
                                                                    --------

   b./ / I am applying for adult benefit contract membership. If I do not become a member because my application is declined or because I do not accept the contract issued, this application for limited membership will be considered withdrawn.

   c./ / I am an Adult Associate Member under contract number         or
                                                             --------
         fund account number                    .
                            --------------------

   d./ / I am applying for adult associate membership. If I do not become an associate member because I do not accept the contract issued, this application for limited membership will be considered withdrawn.

3. Notwithstanding any provisions in the application and the contract being applied for, membership of the named spouse and/or dependent children is limited by the terms of this limited membership application.

   a. The membership rights provided to the Adult Benefit Contract Member or the Adult Associate Member are not provided to the Limited Member.

   b. Limited membership will not entitle the Limited Member to any other rights or privileges of membership in Lutheran Brotherhood except as granted by resolution of the Lutheran Brotherhood Board of Directors.

   c. Limited membership will not entitle the Limited Member to purchase additional insurance or annuity unless a new application for limited membership is completed.

   d. Limited membership may be changed to adult benefit contract membership or adult associate membership if the Limited Member later qualifies under the rules of Lutheran Brotherhood.

On the basis of the above, I hereby make limited membership application on behalf of the above named person(s).



Dated                         , 19
     -------------------------    ----   -----------------------------------
                                         Signature of Sponsor


--------------------------------------
Signature of Registered Representative

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LUTHERAN BROTHERHOOD
VARIABLE INSURANCE PRODUCTS COMPANY                       RECEIPT AND
625 Fourth Avenue South                           CONDITIONAL LIFE INSURANCE
Minneapolis, Minnesota  55415                              AGREEMENT
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NAME OF PROPOSED INSURED         DATE OF RECEIPT         AMOUNT RECEIVED


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                         IMPORTANT  --  READ CAREFULLY

THE LIFE INSURANCE CONTRACT YOU HAVE APPLIED FOR WILL NOT BECOME EFFECTIVE UNLESS AND UNTIL A CONTRACT IS DELIVERED TO YOU AND YOU ACCEPT IT. HOWEVER, IF YOU HAVE PAID US THE MINIMUM CONDITIONAL INSURANCE PREMIUM, WE WILL PROVIDE THE FOLLOWING CONDITIONAL INSURANCE. IN NO EVENT WILL ANY INSURANCE EVER BE IN FORCE UNLESS THE PROPOSED INSURED IS AN ACCEPTABLE RISK UNDER OUR RULES.



CONDITIONAL LIFE INSURANCE

We will pay the beneficiary the amount of life insurance applied for (not including any Accidental Death Benefit applied for), if:

     1. Part I and Part II of the application and the first of any medical examinations required for the Proposed Insured by our published underwriting rules have been completed;

     2. All representations on Part I and Part II are true and complete;

     3. The Proposed Insured is acceptable under our rules for the plan and amount of insurance applied for;

     4. The Proposed Insured dies as the result of any cause other than suicide; and

     5. The agreement has not terminated.

We will pay the beneficiary an amount equal to any Accidental Death Benefit applied for, if the above conditions are met and the Insured's death results solely from accidental causes but not including death resulting from operating or descending from any aircraft.



INSURANCE APPLIED FOR:

In determining whether we will issue the insurance applied for, we agree that if Part I and Part II of the application are fully completed and if all representations are true and correct, we will determine the insurability of each Proposed Insured as of the date of the application. However, if one or more medical examinations are initially required for a Proposed Insured by our published underwriting rules, we will determine the insurability of that Proposed Insured as of the date of the first such examination, if that date is later than the date of the application. When we determine the insurability of each Proposed Insured, we will not consider any change in health that occurs after the date upon which we agree to determine that person's insurability. Each Proposed Insured's insurability will be determined at our Home Office according to our underwriting rules.



TERMINATION OF CONDITIONAL INSURANCE:

This agreement will terminate on the earliest of:

     1. The date we refund your premium payment or notify you that we have rejected your application for life insurance.

     2. The date we issue a contract of life insurance.

     3. 30 days after a contract is mailed from our Home Office if the plan and amount of insurance applied for can be issued only at a higher premium stated in the receipt or issued on a basis other than as you applied for or you accept or reject such a contract.

In no event will coverage exist under both this agreement and the contract we offer you.



OTHER CONDITIONS:

No Registered Representative can determine the insurability of any Proposed Insured, or bind us by making any promise or representation other than as contained in this agreement.

We make this agreement in consideration of receiving the first full premium payment.

We will refund your premium payment unless you accept delivery of the contract we offer or unless we pay a claim under this agreement.



DEFINITIONS:

YOU, YOUR  --  the Applicant.

WE, OUR, US  --  Lutheran Brotherhood Variable Insurance Products Company
                 (LBVIP)

DATE OF THE APPLICATION  --  the date shown on Part I or Part II, whichever is later.

BENEFICIARY  --  the beneficiary or beneficiaries named in the application.

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I UNDERSTAND AND AGREE TO ALL THE TERMS AND CONDITIONS SATED.
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ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO LBVIP; DO NOT MAKE CHECKS PAYABLE
TO THE REGISTERED REPRESENTATIVE OR LEAVE THE PAYEE BLANK.
============================================================================
DATED AT         SIGNATURE OF REG. REP.         SIGNATURE OF APPLICANT


============================================================================

 To be delivered to Proposed Insureds/Applicant when Application is written
============================================================================
LUTHERAN BROTHERHOOD
VARIABLE INSURANCE PRODUCTS COMPANY
625 Fourth Avenue South
Minneapolis, Minnesota  55415
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               NOTICE OF INFORMATION PRACTICES, CONSUMER REPORTS
                      AND MEDICAL INFORMATION BUREAU, INC.
============================================================================


                 ARE YOU CONCERNED WITH YOUR PRIVACY?  WE ARE.


============================================================================
                  WELCOME TO THE LUTHERAN BROTHERHOOD FAMILY
============================================================================

Lutheran Brotherhood Variable Insurance Products Company (LBVIP) is a wholly owned subsidiary of Lutheran Brotherhood. Welcome to the Lutheran Brotherhood family.

Thank you for providing us with information necessary to complete your application. Are you wondering why we asked so many questions? They were necessary to calculate the cost of insurance you applied for. We'll take care to use the information for that purpose. We take that responsibility and your rights seriously.



============================================================================
                      WHERE OUR INFORMATION COMES FROM
============================================================================

The application you just completed is our main source. Your health history and lifestyle are two of the most important factors we work with in evaluating your application. Sometimes it is necessary that we verify or secure more information in addition to what you provide us. Information may be obtained by correspondence, telephone or personal contact - at our expense we may:

     * Ask you to take an examination, have a special test such as an electrocardiogram, x-ray, or blood study completed.

     * Write to your doctor or any clinic or hospital you may have received health care from.

     * Obtain information from the Medical Information Bureau (MIB) and/or a consumer reporting agency. More about these organizations later.

     * We may correspond with other insurance or reinsurance companies only to aid us properly in evaluating your application. Your LBVIP registered representative may ask you questions to help us improve your insurance program.

     * We may contact you by telephone for additional or clarifying information.



============================================================================
                           GUARDING YOUR PRIVACY
============================================================================

The information we obtain about you is considered confidential and is gathered only for the purpose of establishing your insurability.

There will be some rare instances where it would be required of us to furnish information without your consent. For example, a state insurance department or law enforcement facility might request information as part of their regulatory or enforcement duties.

If a medical condition is discovered by us that you are not aware of, we may inform your physician.

Information on you may be used for statistical purposes or marketing research but you would not be identified individually.

It may be necessary to provide information to certain industry-support organizations to allow them to perform their functions. An example would be a consumer reporting agency that may need some basic identifying data before it may collect information for us that is needed to evaluate your application or process your claim.



============================================================================
                      CAN I REVIEW MY FILE INFORMATION?
============================================================================

Yes, on your written request, LBVIP will send you a summary of relevant information we obtained in connection with your application. Detailed medical record information will only be provided to your physician. We will not send you information gathered in expectation or in connection with any claim, civil or criminal proceeding.



============================================================================
                         CAN I CORRECT INFORMATION?
============================================================================

If after reviewing our information you feel it is not correct or complete, you may ask us for a review. If we agree to make a change, we will make the necessary correction or addition. We will also inform anyone else to whom we have disclosed the original information of this correction.

If we don't agree to make any changes, you may file a statement with us which states what you believe to be correct. We'll send that statement to anyone to whom we sent the information in the past and include it in any future disclosures.



============================================================================
                              CONSUMER REPORTS
============================================================================

An investigative consumer report may be requested to help us determine your insurability. This report would include information on your lifestyle, character, general reputation and personal characteristics such as health, occupation and finances. The consumer reporting agency would gather this information through interviews with you, your family, business associates, friends and financial institutions.

You have the right, upon written request, to be informed if an investigative consumer report was or was not made. If a report was ordered, we'll provide you with the name and address of the consumer reporting agency. You may then contact that agency and they will let you inspect and receive a copy of that report. They will also explain their retention and release practices.



============================================================================
                  THE MEDICAL INFORMATION BUREAU, INC. (MIB)
============================================================================

The MIB is a non-profit organization which operates as an information exchange for its members. Lutheran Brotherhood Variable Insurance Products Company (LBVIP) is a member of the MIB.

We make reports to the MIB on factors affecting your insurability. We will not inform them of our decision on your application. If you subsequently apply to another Bureau member company for life or health insurance or submit a claim for benefits, MIB will, upon request, supply that company with information in its file. LBVIP or its reinsurer(s) may also release information in its files to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

Upon written request, the MIB will arrange for a disclosure to you of any information it may have on you on file (medical information will be disclosed only to your physician). If you feel the information in the MIB file is not correct, you may contact the MIB and seek a correction in accordance with procedures outlined in the Federal Fair Credit Reporting Act.

MIB's address is:  MIB, Inc., Post Office Box 105 Essex Station,
Boston, Massachusetts 02112.  (617)426-3660.



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                           HAVE ANY MORE QUESTIONS?
============================================================================

If you have any further questions about our collection and handling of information about you as one of our applicants, your LBVIP registered representative will be happy to assist you or you may write to us at our Home Office. The address is:

                      Lutheran Brotherhood
                      Variable Insurance Products Company
                      625 Fourth Ave. So.
                      Minneapolis, Minnesota  55415

TABLE OF CONTENTS
=================

     Part I

     Third Party Ownership

     Part II

     Reg. Rep. Report

     Authorization

     Certification of Age

     Annuity Receipt

     Membership Applications

     Conditional Receipt

     Privacy Information


IMPORTANT REMINDERS
===================

Motor Vehicle Record  --
     Include details and dates of violations.


Note handling of beneficiaries  --
     Form 57 (Request for Change Beneficiary and/or Name) and Form 1684 (Beneficiary Change Trustee Designation) can be used if necessary.


Suitability  --
     These questions must be completed for every application.


Investment Allocation  --
     Include in whole numbers the percentages of the premium payment to be allocated to each of the subaccounts. The total of the allocations to the subaccounts must be equal to 100%.


Money taken with the application?
     If so, Receipt and Conditional Insurance Agreement must be delivered to applicant. If Life amount applied for exceeds $300,000 call the Home Office Underwriting Department before accepting premium.


Notice of Information Practices, Consumer Reports and Medical Information Bureau, Inc. --
     This must be delivered to the Applicant/Proposed Insured on all applications and annuities.


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